UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09687

ALLIANCEBERNSTEIN FOCUSED GROWTH AND INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  November 30, 2006

Date of reporting period:    May 31, 2006


ITEM 1.    REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Focused Growth & Income Fund

Semi-Annual Report
May 31, 2006




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




July 11, 2006


Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Focused Growth & Income Fund (the "Fund") for the semi-annual reporting period ended May 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein believes are undervalued. We believe that, over time, a company's stock price will come to reflect its intrinsic economic value. We use a disciplined investment process to evaluate the companies in our extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Multi-Cap Core Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund underperformed its primary style benchmark, the Russell 1000 Value Index, and also underperformed the Lipper Average, during both the six- and 12-month periods ended May 31, 2006. During both the six- and 12-month periods, the Fund's disappointing relative performance was sourced primarily from weak stock selection. In particular, security selection in technology and consumer manufacturing was especially weak. Technology results were negatively impacted by a large holding in Microsoft. Microsoft saw $40 billion of market value vaporize after the company's surprising announcement that it would spend an incremental $2 billion of capital to accelerate success-based growth initiatives and to better compete with Google over the next couple of years. The Fund's consumer manufacturing performance was weighed down by exposure to housing. The Fund's exposure to housing was in housing-related retailers where the fundamentals have remained intact, but the valuations have suffered as concern about the housing cycle has dampened investor enthusiasm for these types of companies.

On the sector front, a near zero exposure to traditional value sectors like energy and materials continued to hurt Fund performance. The Fund continues to maintain a lower-than-benchmark and lower-than-peer group profile in winning "value" sectors like commodities (e.g., energy and basic materials). The Fund's Relative Value Investment Team (the "team") believes prices have detached from fundamentals in many of these areas as speculators have become more involved in the short-term direction of stock prices. In some respects, the momentum building in these areas is reminiscent of the excesses that defined the prior investment style cycle top in early 2000. In


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 1


that period, "growth" style investing was all the rage and companies like Yahoo, Cisco and Intel were the "can't get enough of" stocks. Today, companies like Burlington Northern and Phelps Dodge, a railroad and a copper mining company, are now considered "growth" stocks. (These stocks are not held in the Fund.)

Market Review and Investment Strategy

U.S. stock market returns were moderately better than long-term trend during the trailing six- and 12-month periods as the economy and corporate profits remained buoyant despite escalating geopolitical tension, surging commodity prices and rising interest rates. However, as the end of the reporting period approached, stock returns weakened as investor concern about the impact of higher interest rates on growth forecasts began to weigh heavily on security prices. Until mid-May, as they have since the end of the internet bubble, smaller companies and deep value stocks had been outperforming.

The team continues to see great investment opportunity in large, high-quality stocks which have severely underperformed the broad market over the past five years, despite delivering strong fundamental performance. In an investment period generally characterized by a low concern for risk, the best performers have been the riskiest asset classes: emerging markets, small companies and the stocks of volatile businesses. This phenomenon has been dominant around the world for a number of years now.

The team's philosophy has always been centered on the notion of buying high quality businesses that are undervalued. It is the cornerstone of a disciplined investment process that has served our shareholders well over the long-term. The team remains fully committed to executing on this strategy and believes recent underperformance is mostly a function of the market's unusual appetite for the types of companies the Fund generally doesn't invest in. As the global economic and corporate profit cycles mature, the team expects investor appetite for risk taking to approach more historically normal levels. This should benefit many of the big, high quality holdings that the Fund currently holds.


2 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended May 31, 2006, the Lipper Multi-Cap Core Funds Average consisted of 880 and 803 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Focused Growth & Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED MAY 31, 2006
                                                             Returns
                                                   ----------------------------
                                                      6 Months     12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Focused Growth & Income Fund
    Class A                                            -1.21%         1.83%
    Class B                                            -1.54%         1.11%
    Class C                                            -1.54%         1.11%
    Class R*                                           -1.29%         1.69%
    Class K*                                           -1.08%         1.96%
    Class I*                                           -1.00%         2.24%

  Russell 1000 Value Index                              6.51%        12.61%

  Lipper Multi-Cap Core Funds Average                   3.47%        10.76%

  * Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MAY 31, 2006

-------------------------------------------------------------------------------
                                                     NAV Returns   SEC Returns
Class A Shares
1 Year                                                 1.83%        -2.48%
5 Years                                                1.33%         0.46%
Since Inception*                                       7.13%         6.42%

Class B Shares
1 Year                                                 1.11%        -2.69%
5 Years                                                0.61%         0.61%
Since Inception*                                       6.39%         6.39%

Class C Shares
1 Year                                                 1.11%         0.16%
5 Years                                                0.63%         0.63%
Since Inception*                                       6.38%         6.38%

Class R Shares+
1 Year                                                 1.69%         1.69%
Since Inception*                                       6.32%         6.32%

Class K Shares+
1 Year                                                 1.96%         1.96%
Since Inception*                                      -0.03%        -0.03%

Class I Shares+
1 Year                                                 2.24%         2.24%
Since Inception*                                       0.24%         0.24%


* Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

                                                                  SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                              -2.71%
5 Year                                                               0.95%
Since Inception*                                                     6.24%

Class B Shares
1 Year                                                              -2.92%
5 Year                                                               1.09%
Since Inception*                                                     6.20%

Class C Shares
1 Year                                                              -0.08%
5 Year                                                               1.11%
Since Inception*                                                     6.19%

Class R Shares+
1 Year                                                               1.39%
Since Inception*                                                     5.86%

Class K Shares+
1 Year                                                               1.66%
Since Inception*                                                    -0.50%

Class I Shares+
1 Year                                                               2.01%
Since Inception*                                                    -0.20%


* Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                Beginning                   Ending
              Account Value              Account Value              Expenses Paid
             December 1, 2005             May 31, 2006              During Period*
          ----------------------    ------------------------    ----------------------
           Actual   Hypothetical     Actual   Hypothetical**     Actual   Hypothetical
          --------  ------------    --------  --------------    --------  ------------
Class A    $1,000      $1,000       $ 987.88    $1,018.50        $ 6.39      $ 6.49
Class B    $1,000      $1,000       $ 984.58    $1,014.91        $ 9.95      $10.10
Class C    $1,000      $1,000       $ 984.57    $1,015.01        $ 9.85      $10.00
Class R    $1,000      $1,000       $ 987.15    $1,017.60        $ 7.28      $ 7.39
Class K    $1,000      $1,000       $ 989.22    $1,019.35        $ 5.55      $ 5.64
Class I    $1,000      $1,000       $ 989.98    $1,020.94        $ 3.97      $ 4.03

* Expenses are equal to the classes' annualized expense ratios of 1.29%, 2.01%, 1.99%, 1.47%, 1.12% and 0.80%, respectively, multiplied by the average account value over the period, multiply by 182/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 7


PORTFOLIO SUMMARY
May 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $325.4

SECTOR BREAKDOWN

[ ]  25.1%  Finance                     [PIE CHART OMITTED]
[ ]  18.3%  Technology
[ ]  16.7%  Consumer Services
[ ]  11.9%  Consumer Staples
[ ]   7.8%  Capital Goods
[ ]   6.2%  Health Care
[ ]   4.3%  Utilities
[ ]   3.1%  Transportation
[ ]   2.9%  Basic Industry
[ ]   1.5%  Consumer Manufacturing

[ ]   2.2%  Short-Term


TEN LARGEST HOLDINGS
May 31, 2006 (unaudited)


                                                                Percent of
Company                                   U.S. $ Value          Net Assets
-------------------------------------------------------------------------------
Citigroup, Inc.                           $ 16,022,500              4.9%
Axis Capital Holdings, Ltd.                 14,491,220              4.5
Time Warner, Inc.                           14,026,150              4.3
Federal National Mortgage Association       13,681,250              4.2
JPMorgan Chase & Co.                        12,792,000              3.9
The Home Depot, Inc.                        12,770,200              3.9
American International Group, Inc.          12,160,000              3.8
Loews Corp.                                 11,711,900              3.6
Microsoft Corp.                             11,325,000              3.5
News Corp. Cl. A                            10,202,450              3.1
                                          $129,182,670             39.7%


* All data are as of May 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


PORTFOLIO OF INVESTMENTS
May 31, 2006 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.6%
Finance-25.5%
Banking-0.4%
The Bank of New York, Inc.                       40,000     $  1,329,200

Banking-Money Center-4.0%
JPMorgan Chase & Co.                            300,000       12,792,000

Banking-Regional-1.9%
Bank of America Corp.                            41,800        2,023,120
Northern Trust Corp.                             75,000        4,194,000
                                                             ------------
                                                               6,217,120

Insurance-10.1%
ACE, Ltd.                                        98,000        5,073,460
American International Group, Inc.              200,000       12,160,000
Axis Capital Holdings, Ltd.                     553,100       14,491,220
The Hartford Financial Services Group, Inc.      13,800        1,213,572
                                                             ------------
                                                              32,938,252

Mortgage Banking-4.2%
Federal National Mortgage Association           275,000       13,681,250

Miscellaneous-4.9%
Citigroup, Inc.                                 325,000       16,022,500
                                                             ------------
                                                              82,980,322

Technology-18.6%
Communication Equipment-2.3%
Cisco Systems, Inc.(a)                          300,000        5,904,000
Juniper Networks, Inc.(a)                       100,000        1,593,000
                                                             ------------
                                                               7,497,000

Computer Hardware/Storage-8.2%
EMC Corp.(a)                                    650,000        8,320,000
International Business Machines Corp.           115,000        9,188,500
Sun Microsystems, Inc.(a)                     2,000,000        9,320,000
                                                             ------------
                                                              26,828,500

Computer Software-4.1%
BEA Systems, Inc.(a)                            140,000        1,898,400
Microsoft Corp.                                 500,000       11,325,000
                                                             ------------
                                                              13,223,400

Semiconductor Capital Equipment-2.6%
Applied Materials, Inc.                         500,000        8,455,000

Semiconductor Components-1.4%
Advanced Micro Devices, Inc.(a)                 150,000        4,633,500
                                                             ------------
                                                              60,637,400


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Services-17.0%
Broadcasting & Cable-9.1%
News Corp. Cl.A                                 535,000     $ 10,202,450
Time Warner, Inc.                               815,000       14,026,150
Viacom, Inc. Cl.B(a)                            125,000        4,718,750
Westwood One, Inc.                              100,000          802,000
                                                             ------------
                                                              29,749,350

Restaurants & Lodging-2.1%
Hilton Hotels Corp.                             140,000        3,844,400
McDonald's Corp.                                 85,000        2,819,450
                                                             ------------
                                                               6,663,850

Retail-General Merchandise-5.8%
Lowe's Cos., Inc.                               100,000        6,228,000
The Home Depot, Inc.                            335,000       12,770,200
                                                             ------------
                                                              18,998,200
                                                             ------------
                                                              55,411,400

Consumer Staples-12.1%
Household Products-5.0%
Fortune Brands, Inc.*                           135,000        9,990,000
The Procter & Gamble Co.                        115,000        6,238,750
                                                             ------------
                                                              16,228,750

Retail-Food & Drug-0.7%
CVS Corp.                                        83,000        2,315,700

Tobacco-6.4%
Altria Group, Inc.                              125,000        9,043,750
Loews Corp.*                                     85,000        2,888,300
Loews Corp.-Carolina Group                      190,000        8,823,600
                                                             ------------
                                                              20,755,650
                                                             ------------
                                                              39,300,100

Capital Goods-8.0%
Electrical Equipment-1.6%
Emerson Electric Co.                             63,600        5,248,272

Machinery-0.9%
ITT Industries, Inc.                             55,000        2,868,250

Miscellaneous-5.5%
General Electric Co.                            263,200        9,017,232
Illinois Tool Works, Inc.                        49,200        2,442,780
United Technologies Corp.                       100,000        6,252,000
                                                             ------------
                                                              17,712,012
                                                             ------------
                                                              25,828,534


10 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Health Care-6.3%
Biotechnology-0.7%
Amgen, Inc.(a)                                   35,000     $  2,365,650

Drugs-0.7%
Forest Laboratories, Inc.(a)*                    45,000        1,686,600
Wyeth                                            12,100          553,454
                                                             ------------
                                                               2,240,054

Medical Services-4.9%
UnitedHealth Group, Inc.                        143,700        6,317,052
WellPoint, Inc.(a)                              135,000        9,663,300
                                                             ------------
                                                              15,980,352
                                                             ------------
                                                              20,586,056

Utilities-4.4%
Telephone Utility-4.4%
AT&T, Inc.                                      309,400        8,062,964
Verizon Communications, Inc.                    201,200        6,279,452
                                                             ------------
                                                              14,342,416

Transportation-3.2%
Air Freight-2.6%
United Parcel Service, Inc. Cl.B                106,500        8,578,575

Railroad-0.6%
Union Pacific Corp.                              19,800        1,837,440
                                                             ------------
                                                              10,416,015

Basic Industry-3.0%
Chemicals-3.0%
Air Products & Chemicals, Inc.*                 150,000        9,727,500

Consumer Manufacturing-1.5%
Textile Products-1.5%
Building Materials Holding Corp.*               175,000        4,991,000

Total Common Stocks
  (cost $293,807,008)                                        324,220,743

SHORT-TERM INVESTMENT-2.2%
Time Deposit-2.2%
State Street Euro Dollar
  4.35%, 6/01/06
  (cost $7,163,000)                         $     7,163        7,163,000

Total Investments Before Security Lending
Collateral-101.8%
  (cost $300,970,008)                                        331,383,743


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 11


                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED-5.7%
Short-Term Investment
UBS Private Money Market Fund, LLC,
  4.90%
  (cost $18,415,605)                         18,415,605     $ 18,415,605

Total Investments-107.5%
  (cost $319,385,613)                                        349,799,348
Other assets less liabilities-(7.5)%                         (24,359,668)
                                                            -------------
Net Assets-100%                                             $325,439,680


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
May 31, 2006 (unaudited)


Assets
Investments in securities, at value
  (cost $319,385,613--including investment of
  cash collateral for securities loaned of
  $18,415,605)                                                  $349,799,348(a)
Cash                                                                     206
Receivable for investment securities sold                          4,312,815
Receivable for capital stock sold                                    659,680
Dividends receivable                                                 436,954
Total assets                                                     355,209,003

Liabilities
Payable for collateral on securities loaned                       18,415,605
Payable for investment securities purchased                        8,925,854
Payable for capital stock redeemed                                 1,611,895
Distribution fee payable                                             200,105
Advisory fee payable                                                 159,126
Transfer Agent fee payable                                            87,338
Accrued expenses                                                     369,400
Total liabilities                                                 29,769,323
Net Assets                                                      $325,439,680

Composition of Net Assets
Capital stock, at par                                           $     23,235
Additional paid-in capital                                       280,720,358
Undistributed net investment income                                   24,323
Accumulated net realized gain on investment transactions          14,258,029
Net unrealized appreciation of investments                        30,413,735
                                                                $325,439,680


Net Asset Value Per Share--18 billion shares of capital stock authorized, $.001 par value

                                                       Shares        Net Asset
Class                              Net Assets        Outstanding       Value
-------------------------------------------------------------------------------
A                                 $142,682,286        9,953,778       $14.33*
B                                 $128,711,627        9,355,392       $13.76
C                                 $ 52,760,012        3,836,380       $13.75
R                                 $  1,128,554           78,975       $14.29
K                                 $    137,934            9,605       $14.36
I                                 $     19,267            1,337       $14.41


* The maximum offering price per share for Class A shares was $14.97 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $17,994,226 (see Note E).

     See notes to financial statements.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 13


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2006 (unaudited)

Investment Income
Dividends                                       $  3,062,909
Interest                                              92,463      $  3,155,372

Expenses
Advisory fee                                       1,027,110
Distribution fee--Class A                            241,995
Distribution fee--Class B                            749,097
Distribution fee--Class C                            305,617
Distribution fee--Class R                              2,741
Distribution fee--Class K                                136
Transfer agency--Class A                             208,947
Transfer agency--Class B                             208,417
Transfer agency--Class C                              81,310
Transfer agency--Class R                               1,341
Transfer agency--Class K                                  58
Transfer agency--Class I                                   7
Custodian                                             94,222
Registration                                          60,020
Legal                                                 49,028
Administrative                                        42,000
Audit                                                 29,676
Printing                                              14,659
Directors' fees                                       14,558
Miscellaneous                                         13,393
Total expenses                                     3,144,332
Less: expense offset arrangement
  (see Note B)                                       (13,283)
Net expenses                                                         3,131,049
Net investment income                                                   24,323

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on investment
  transactions                                                      20,221,160
Net change in unrealized appreciation/
  depreciation of investments                                      (23,678,575)
Net loss on investment transactions                                 (3,457,415)

Net Decrease in Net Assets
  from Operations                                                 $ (3,433,092)


See notes to financial statements.


14 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
Statement of Changes in Net Assets


                                            Six Months Ended      Year Ended
                                              May 31, 2006        November 30,
                                              (unaudited)           2005
                                            ----------------    ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                  $     24,323       $   (218,678)
Net realized gain on investment
  transactions                                  20,221,160         22,464,325
Net change in unrealized
  appreciation/depreciation
  of investments                               (23,678,575)         5,926,478
Net increase (decrease) in net assets
  from operations                               (3,433,092)        28,172,125

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                               -0-        (1,514,182)
  Class R                                               -0-            (1,155)
Net realized gain on
  investment transactions
  Class A                                      (10,387,971)        (2,195,466)
  Class B                                      (10,014,550)        (2,044,514)
  Class C                                       (4,131,885)          (831,037)
  Class R                                          (55,743)            (2,393)
  Class K                                             (610)                -0-
  Class I                                             (606)                -0-

Capital Stock Transactions
Net decrease                                   (54,585,119)      (122,923,053)
Total decrease                                 (82,609,576)      (101,339,675)

Net Assets
Beginning of period                            408,049,256        509,388,931
End of period (includes undistributed net
  investment income of $24,323
  and $0, respectively)                       $325,439,680       $408,049,256


See notes to financial statements.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 15


NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (unaudited)


NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


16 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 17


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital


18 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for the Class A, Class B, Class C, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2006, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund paid $42,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $207,601 for the six months ended May 31, 2006.

For the six months ended May 31, 2006, the Fund's expenses were reduced by $13,283 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,452 from the sale of Class A shares and received $3,571, $94,777 and $4,900 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2006, amounted to $610,538, of which $81,616 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 19


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $602,856, $1,260,768, $19,294 and $58 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2006, were as follows:

                                                 Purchases           Sales
                                               --------------    --------------
Investment securities (excluding
  U.S. government securities)                   $206,623,739      $279,424,680
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                      $39,614,825
Gross unrealized depreciation                                       (9,201,090)
Net unrealized appreciation                                        $30,413,735


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial


20 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of May 31, 2006, the Fund had loaned securities with a value of $17,994,226 and received cash collateral which was invested in a money market fund valued at $18,415,605 as included in the accompanying portfolio of investments. For the six months ended May 31, 2006, the Fund earned fee income of $854 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 21


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     May 31, 2006   November 30,  May 31, 2006    November 30,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              800,860     3,146,956    $ 11,846,834    $ 47,329,068
Shares issued in
  reinvestment of
  dividends and
  distributions          633,054       226,157       9,261,571       3,412,711
Shares converted
  from Class B           170,864       300,476       2,511,593       4,509,940
Shares redeemed       (3,017,017)   (7,580,567)    (44,593,604)   (113,693,130)
Net decrease          (1,412,239)   (3,906,978)   $(20,973,606)   $(58,441,411)

Class B
Shares sold              281,366       945,079    $  3,987,308    $ 13,737,539
Shares issued in
  reinvestment of
  distributions          585,469       114,511       8,249,255       1,679,878
Shares converted
  to Class A            (177,768)     (310,682)     (2,511,593)     (4,509,940)
Shares redeemed       (2,362,176)   (3,980,552)    (33,641,558)    (57,816,219)
Net decrease          (1,673,109)   (3,231,644)   $(23,916,588)   $(46,908,742)

Class C
Shares sold              129,432       456,930    $  1,839,647    $  6,649,779
Shares issued in
  reinvestment of
  distributions          233,067        44,538       3,281,581         652,931
Shares redeemed       (1,070,040)   (1,758,535)    (15,231,685)    (25,543,365)
Net decrease            (707,541)   (1,257,067)   $(10,110,457)   $(18,240,655)

Class R
Shares sold               26,446        49,008    $    389,293    $    725,512
Shares issued in
  reinvestment of
  dividends and
  distributions            2,781            26          40,611             385
Shares redeemed          (10,561)       (5,184)       (156,404)        (78,278)
Net increase              18,666        43,850    $    273,500    $    647,619


22 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months     March 1,      Six Months      March 1,
                         Ended      2005(a) to        Ended       2005(a) to
                     May 31, 2006   November 30,  May 31, 2006    November 30,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold               11,186           661    $    164,811    $     10,100
Shares issued in
  reinvestment of
  distributions               -0-(b)        -0-              3              -0-
Shares redeemed           (2,242)           -0-        (32,784)             -0-
Net increase               8,944           661    $    132,030    $     10,100

Class I
Shares sold                  680           657    $     10,000    $     10,036
Shares issued in
  reinvestment of
  distributions               -0-(b)        -0-              2              -0-
Net increase                 680           657    $     10,002    $     10,036


(a)  Commencement of distribution.

(b)  Share amounts less than one full share.


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 23


related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2006.


NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended November 30, 2005 was as follows:

                                                                    2005
                                                                 -----------
Distributions paid from:
  Ordinary income                                                $ 1,515,337
  Net long-term capital gains                                      5,073,410
Total taxable distributions                                        6,588,747
Total distributions paid                                         $ 6,588,747


As of November 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long term capital gain                             $11,110,815
Undistributed ordinary income                                     13,408,064
Unrealized appreciation/(depreciation)                            48,201,665(a)
Total accumulated earnings/(deficit)                             $72,720,544

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


24 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 25


Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.


26 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii)


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 27


that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


28 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class A
                                            -------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                               May 31,                         Year Ended November 30,
                                                2006       ----------------------------------------------------------------
                                            (unaudited)        2005         2004         2003          2002         2001
                                            -----------    -----------  -----------  -----------   -----------  -----------
Net asset value,
  beginning of period                         $15.42          $14.69       $13.27       $10.85       $13.09       $11.42

Income From Investment Operations
Net investment income (loss)(a)                  .03             .05          .10(b)      (.01)        (.01)        (.07)(b)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.20)            .93         1.32         2.43        (2.23)        1.82
Net increase (decrease) in
  net asset value from
  operations                                    (.17)            .98         1.42         2.42        (2.24)        1.75

Less: Dividends and Distributions
Dividends from net investment
  income                                          -0-           (.10)          -0-          -0-          -0-          -0-
Distributions from net realized
  gain on investment
  transactions                                  (.92)           (.15)          -0-          -0-          -0-          -0-
Distributions in excess
  of net realized gain on
  investment transactions                         -0-             -0-          -0-          -0-          -0-        (.08)
Total dividends and distributions               (.92)           (.25)          -0-          -0-          -0-        (.08)
Net asset value,
  end of period                               $14.33          $15.42       $14.69       $13.27       $10.85       $13.09

Total Return
Total investment return based
  on net asset value(c)                        (1.21)%          6.67%       10.70%       22.30%      (17.11)%      15.40%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $142,682        $175,285     $224,377     $163,169      $75,413      $76,617
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.29%(d)(e)     1.27%        1.19%        1.51%        1.59%        1.85%
  Expenses, before waivers/
    reimbursements                              1.29%(d)(e)     1.27%        1.34%        1.51%        1.59%        1.88%
  Net investment
    income (loss)                                .40%(d)(e)      .36%         .73%(b)     (.12)%       (.10)%       (.55)%(b)
Portfolio turnover rate                           56%            152%         132%         159%         218%         299%


See footnote summary on page 34.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class B
                                            ---------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                               May 31,                         Year Ended November 30,
                                                2006       ------------------------------------------------------------------
                                            (unaudited)        2005         2004         2003          2002         2001
                                            -----------    -----------  -----------     -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.89           $14.20       $12.92          $10.64       $12.93       $11.36

Income From Investment Operations
Net investment loss(a)                          (.02)            (.05)          -0-(b)(f)     (.10)        (.10)        (.16)(b)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.19)             .89         1.28            2.38        (2.19)        1.81
Net increase (decrease) in
  net asset value from
  operations                                    (.21)             .84         1.28            2.28        (2.29)        1.65

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                  (.92)            (.15)          -0-             -0-          -0-          -0-
Distributions in excess
  of net realized gain on
  investment transactions                         -0-              -0-          -0-             -0-          -0-        (.08)
Total distributions                             (.92)            (.15)          -0-             -0-          -0-        (.08)
Net asset value,
  end of period                               $13.76           $14.89       $14.20          $12.92       $10.64       $12.93

Total Return
Total investment return based
  on net asset value(c)                        (1.54)%           5.90%        9.91%          21.43%      (17.71)%      14.60%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $128,712         $164,194     $202,459        $183,098     $110,968      $98,204
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.01%(d)(e)      2.00%        1.92%           2.25%        2.32%        2.55%
  Expenses, before waivers/
    reimbursements                              2.01%(d)(e)      2.00%        2.07%           2.25%        2.32%        2.60%
  Net investment loss                           (.32)%(d)(e)     (.37)%       (.03)%(b)       (.87)%       (.84)%      (1.28)%(b)
Portfolio turnover rate                           56%             152%         132%            159%         218%         299%


See footnote summary on page 34.


30 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class C
                                            ------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                              May 31,                          Year Ended November 30,
                                               2006        -----------------------------------------------------------------
                                            (unaudited)       2005         2004         2003         2002         2001
                                            -----------    -----------  -----------    -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.88          $14.19       $12.91         $10.63       $12.92       $11.34

Income From Investment Operations
Net investment loss(a)                          (.02)           (.05)          -0-(b)(f)    (.10)        (.10)        (.16)(b)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.19)            .89         1.28           2.38        (2.19)        1.82
Net increase (decrease) in
  net asset value from
  operations                                    (.21)            .84         1.28           2.28        (2.29)        1.66

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                                  (.92)           (.15)          -0-            -0-          -0-          -0-
Distributions in excess
  of net realized gain on
  investment transactions                         -0-             -0-          -0-            -0-          -0-        (.08)
Total distributions                             (.92)           (.15)          -0-            -0-          -0-        (.08)
Net asset value,
  end of period                               $13.75          $14.88       $14.19         $12.91       $10.63       $12.92

Total Return
Total investment return based
  on net asset value(c)                        (1.54)%          5.90%        9.91%         21.45%      (17.72)%      14.71%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $52,760         $67,622      $82,312        $71,348      $37,810      $35,790
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.99%(d)(e)     1.99%        1.90%          2.22%        2.30%        2.56%
  Expenses, before waivers/
    reimbursements                              1.99%(d)(e)     1.99%        2.05%          2.22%        2.30%        2.60%
  Net investment loss                           (.31)%(d)(e)    (.36)%       (.01)%(b)      (.84)%       (.82)%      (1.28)%(b)
Portfolio turnover rate                           56%            152%         132%           159%         218%         299%


See footnote summary on page 34.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                      Class R
                                                 ----------------------------------------------------
                                                 Six Months
                                                    Ended           Year Ended            November 3,
                                                   May 31,          November 30,          2003(g) to
                                                    2006       ------------------------  November 30,
                                                 (unaudited)      2005         2004         2003
                                                 -----------   -----------  -----------  -----------
Net asset value, beginning of period               $15.39        $14.66       $13.27       $13.16

Income From Investment Operations
Net investment income (loss)(a)                       .02           .03          .18(b)        -0-(f)
Net realized and unrealized gain (loss) on
  investment transactions                            (.20)          .92         1.21          .11
Net increase (decrease) in net asset value
  from operations                                    (.18)          .95         1.39          .11

Less: Dividends and Distributions
Dividends from net investment income                   -0-         (.07)          -0-          -0-
Distributions from net realized gain on
  investment transactions                            (.92)         (.15)          -0-          -0-
Total dividends and distributions                    (.92)         (.22)          -0-          -0-
Net asset value, end of period                     $14.29        $15.39       $14.66       $13.27

Total Return
Total investment return based on net
  asset value(c)                                    (1.29)%        6.47%       10.48%         .84%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $1,129           $928         $241          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                   1.47%(d)(e)   1.60%        1.45%        1.83%(d)
  Expenses, before waivers/
    reimbursements                                   1.47%(d)(e)   1.60%        1.59%        1.83%(d)
  Net investment income (loss)                        .24%(d)(e)    .19%        1.25%(b)     (.26)%(d)
Portfolio turnover rate                                56%          152%         132%         159%


See footnote summary on page 34.


32 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                    Class K
                                           ------------------------
                                            Six Months
                                               Ended      March 1,
                                              May 31,    2005(g) to
                                               2006     November 30,
                                           (unaudited)     2005
                                           -----------  -----------
Net asset value, beginning of period          $15.43       $15.27

Income From Investment Operations
Net investment income(a)                         .05          .05
Net realized and unrealized gain (loss)
  on investment transactions                    (.20)         .11
Net increase (decrease) in net asset
  value from operations                         (.15)         .16

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.92)          -0-
Net asset value, end of period                $14.36       $15.43

Total Return
Total investment return based on net
  asset value(c)                               (1.08)%       1.05%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $138          $10
Ratio to average net assets of:
  Expenses(d)                                   1.12%(e)     1.23%
  Net investment income(d)                       .68%(e)      .48%
Portfolio turnover rate                           56%         152%


See footnote summary on page 34.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                   Class I
                                           ------------------------
                                            Six Months
                                               Ended      March 1,
                                              May 31,    2005(g) to
                                               2006     November 30,
                                           (unaudited)     2005
                                           -----------  -----------
Net asset value, beginning of period          $15.47       $15.27

Income From Investment Operations
Net investment income(a)                         .08          .09
Net realized and unrealized gain (loss)
  on investment transactions                    (.22)         .11
Net increase (decrease) in net asset
  value from operations                         (.14)         .20

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.92)          -0-
Net asset value, end of period                $14.41       $15.47

Total Return
Total investment return based on net
  asset value(c)                               (1.00)%        1.31%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $19          $10
Ratio to average net assets of:
  Expenses(d)                                    .80%(e)      .96%
  Net investment income(d)                      1.02%(e)      .77%
Portfolio turnover rate                           56%         152%


(a)  Based on average shares outstanding.

(b)  Net of fees and expenses waived by the Adviser and Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent defered sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Amount is less than $0.005.

(g)  Commencement of distributions.


34 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Stephen Pelensky, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund are made by the Adviser's Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Fund.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 35


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------
Blended Style Funds
-------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------
Growth Funds
-------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

-------------------------------------------------
Value Funds
-------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------------
Taxable Bond Funds
-------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------
Municipal Bond Funds
-------------------------------------------------
National                  Michigan
Insured National          Minnesota
Arizona                   New Jersey
California                New York
Insured California        Ohio
Florida                   Pennsylvania
Massachusetts             Virginia


-------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------
Closed-End Funds
-------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------------------------
Retirement Strategies Funds
-------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


36 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Focused Growth & Income Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services;
     2. Management fees charged by other mutual fund companies for like services;
     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;
     4. Profit margins of the Adviser and its affiliates from supplying such services;
     5.   Possible economies of scale as the Fund grows larger; and
     6. Nature and quality of the Adviser's services including the performance of the Fund.


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 37


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

            Net Assets       Advisory Fee Based
             02/28/06         on % of Average
Category     (million)        Daily Net Assets                   Fund
-------------------------------------------------------------------------------
Value       $373.5        55 bp on 1st $2.5 billion         Focused Growth
                          45 bp on next $2.5 billion        & Income Fund, Inc.
                          40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                             Amount      Daily Net Assets
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.              $89,751            0.02%


The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect.

                         Expense Cap
                         Pursuant to            Gross          Fiscal
                     Expense Limitation        Expense          Year
Fund                     Undertaking            Ratio           End
-------------------------------------------------------------------------------
Focused Growth &       Class A   2.50%          1.27%        November 30
Income Fund, Inc.      Class B   3.20%          2.00%
                       Class C   3.20%          1.99%
                       Class R   2.70%          1.60%
                       Class K   2.45%          1.23%
                       Class I   2.20%          0.96%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


38 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 39


AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                   Net Assets  AllianceBernstein ("AB")   Effective     Fund
                    02/28/06   Institutional ("Inst.")     AB Inst.    Advisory
Fund                 ($MIL)         Fee Schedule           Adv. Fee     Fee(4)
-------------------------------------------------------------------------------
Focused Growth &     $373.5   Relative Value                0.327%      0.550%
Income Fund, Inc.             65 bp on 1st $25 million
                              50 bp on next $25 million
                              40 bp on next $50 million
                              30 bp on next $100 million
                              25 bp on the balance
                              Minimum Account Size: $10 m


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                    AVPS Portfolio        Fee Schedule
-------------------------------------------------------------------------------
Focused Growth &        Growth & Income       0.55% on first $2.5 billion
Income Fund, Inc.       Portfolio             0.45% on next $2.5 billion
                                              0.40% on the balance


The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                                     Fee
-------------------------------------------------------------------------------
Equity Value                                                            1.50%


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(5) The "all-in" fee shown is for the class A shares of Equity Value. This includes a fee for investment advisory services and a separate fee for distribution related services.


40 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships.

Fund                    Sub-advised Fund      Fee Schedule
-------------------------------------------------------------------------------
Focused Growth &        Client # 1            0.30% on first $1 billion
Income Fund, Inc.                             0.25% on next $500 million
                                              0.20% thereafter

                        Client # 2            0.60% on first $1 billion
                                              0.55% thereafter

                        Client # 3(6)         0.60% on first $1 billion
                                              0.55% on next $500 million
                                              0.50% on next $500 million
                                              0.45% on next $500 million
                                              0.40% thereafter

                        Client # 4(6)         0.30%


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)


(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 41


                                         Effective      Lipper
                                        Management      Group
Fund                                      Fee(8)        Median       Rank
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.         0.550         0.750       1/12


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                    Expense     Lipper     Lipper     Lipper        Lipper
                     Ratio      Group      Group     Universe      Universe
Fund                (%)(11)   Median (%)    Rank    Median (%)       Rank
-------------------------------------------------------------------------------
Focused Growth &     1.277      1.276       7/12      1.302         37/79
Income Fund, Inc.


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


(8) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11) The total expense ratios shown are for the Fund's Class A shares.


42 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(12)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                         Amount Received
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.                               $11,148


(12) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 43


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during Fund's most recent fiscal year:

                                                   12b-1 Fees           CDSC
Fund                                                Received          Received
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.                $3,265,417          $246,344


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                               ABIS Fee(13)
-------------------------------------------------------------------------------
Focused Growth & Income Fund, Inc.                                   $492,725


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance


(13) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


44 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance ranking of the Fund(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended December 31, 2005:

Focused Growth & Income Fund, Inc.                     Group          Universe
-------------------------------------------------------------------------------
    1 year                                             11/12           162/170
    3 year                                              7/12            54/116
    5 year                                              3/10             18/84


(14) The performance rankings are for the Class A shares of the Fund.

(15) The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 45


Set forth below are the 1, 3, and 5 year and since inception performance returns of the Fund (in bold)(17) versus its benchmark:(18)

                                    Periods Ending December 31, 2005
                                         Annualized Performance
-------------------------------------------------------------------------------
                                   1         3         5        Since
Fund                              Year      Year      Year    Inception
-------------------------------------------------------------------------------
Focused Growth &                  1.20     15.41      4.98      7.27
Income Fund, Inc.

Russell 1000 Value Index          7.05     17.49      5.28      5.57


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: July 17, 2006


(17) The performance returns shown are for the Class A shares of the Fund.

(18) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


46 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


NOTES




ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND o 47


NOTES




48 o ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND


ALLIANCEBERNSTEIN FOCUSED GROWTH &INCOME
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


FGI-0152-0506


ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------
12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Focused Growth and Income Fund, Inc.


By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:     July 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:    July 28, 2006

By:       /s/ Mark D. Gersten
          -------------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:     July 28, 2006